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                        OHIO NATIONAL VARIABLE ACCOUNT R
                    OHIO NATIONAL LIFE ASSURANCE CORPORATION


      SUPPLEMENT DATED OCTOBER 6, 1999 TO THE PROSPECTUS DATED MAY 1, 1999

                        VARI-VEST VARIABLE LIFE INSURANCE




THE YEAR 2000 ISSUE

We believe we have succeeded in remedying the "Year 2000" problem for all mission critical computer systems and applications. Conversion testing and implementation for legacy systems were completed by December 31, 1998, and year 2000 compliant variable life insurance processing system conversions were installed and testing completed on August 21, 1999. Peripheral personal computer systems have also been up-graded and tested for Year 2000 implementation. While Ohio National Fund and its investment adviser have been assured by suppliers of financial services (including the custodians, the transfer agent and the accounting agent) that their systems either are already compliant or will be so in sufficient time, internal auditors are independently testing those systems to verify their compliance. We are also developing contingency plans to be prepared for the possibility that one or more service providers might not be compliant. If we, Ohio National Fund, its investment adviser or one of our service suppliers fails to achieve timely and complete compliance, it could materially impair our ability to conduct our business, including the ability to accurately and timely value interests in the contracts.